UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

Apollo Medical Holdings, Inc.

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1668 S. Garfield Avenue, 3rd Floor,
Alhambra, CA 91801
NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 18, 2018
To the Stockholders of Apollo Medical Holdings, Inc.:
NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders of Apollo Medical Holdings, Inc. (the “Company,” “we,” “our,” or “us”) (the “2018 Annual Meeting”), will be held at the Company’s offices located at 1668 S. Garfield Avenue, 3rd Floor (ballroom), Alhambra, CA 91801, at 10:00 a.m., Pacific Daylight Time, on Monday, June 18, 2018 for the following purpose:
1.
To amend our Restated Certificate of Incorporation to eliminate the requirement that our Board of Directors (the “Board”) may not have less than three nor more than nine directors (“Proposal 1”);

2.
To amend our Restated Certificate of Incorporation to declassify the Board (“Proposal 2”);

3.
To amend our Restated Certificate of Incorporation to clarify the voting standard for removing directors (“Proposal 3”);

4.
To elect three directors to the Board, each to hold office until either (a) the 2019 annual meeting of our stockholders if the stockholders approve Proposal 2 to eliminate the classification of the Board (and until each such director’s successor shall have been duly elected and qualified), or (b) the 2021 annual meeting of our stockholders if the stockholders do not approve such proposal (and until each such director’s successor shall have been duly elected and qualified) (“Proposal 4”);

5.
To ratify the appointment of BDO USA, LLP (“BDO”) as our independent registered public accounting firm (“Proposal 5”) for 2018; and

6.
To transact such other business properly brought before the 2018 Annual Meeting or any adjournment or postponement thereof in accordance with the provisions of our Restated Certificate of Incorporation and Restated Bylaws.

These matters are described more fully in the proxy statement accompanying this notice.
The Board has fixed the close of business on April 26, 2018 as the record date (the “Record Date”) for determining those stockholders who will be entitled to notice of and to vote at the 2018 Annual Meeting. Only our stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the meeting. If you are such a stockholder, you are urged to submit a proxy card as enclosed, even if your shares were sold after such date. If your broker, bank or other nominee is the holder of record of your shares (i.e., your shares are held in “street-name”), you will receive voting instructions from the holder of record. You must follow these instructions in order for your shares to be voted. We recommend that you instruct your broker, bank or other nominee, by following those instructions, to vote your shares for the accompanying proxy card.

THE BOARD RECOMMENDS YOU VOTE FOR THE AMENDMENT OF OUR RESTATED CERTIFICATE OF INCORPORATION AS SET FORTH ON PROPOSAL 1 TO ELIMINATE THE LIMITATION ON THE NUMBER OF DIRECTORS, FOR THE AMENDMENT OF OUR RESTATED CERTIFICATE OF INCORPORATION AS SET FORTH ON PROPOSAL 2 TO DECLASSIFY THE BOARD STARTING AT THIS MEETING, FOR THE AMENDMENT OF OUR RESTATED CERTIFICATE OF INCORPORATION AS SET FORTH ON PROPOSAL 3 TO CLARIFY THE VOTING STANDARD FOR REMOVING DIRECTORS, FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ON PROPOSAL 4 FOR ONE-YEAR TERMS (IF PROPOSAL 2 IS APPROVED) OR FOR THREE-YEAR TERMS (IF PROPOSAL 2 IS NOT APPROVED), AND FOR THE RATIFICATION OF THE APPOINTMENT OF BDO AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON PROPOSAL 5. WHETHER OR NOT YOU PLAN TO ATTEND THE 2018 ANNUAL MEETING , PLEASE PROMPTLY VOTE BY TELEPHONE OR INTERNET AS INSTRUCTED ON THE ACCOMPANYING PROXY CARD OR THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS, OR COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD AS INSTRUCTED THEREON.
Please read the accompanying proxy materials carefully. Your vote is important and we appreciate your cooperation in considering and acting on the matters presented. Even if you plan to attend the 2018 Annual Meeting, we recommend that you vote prior to the meeting to ensure that your shares will be represented.
By Order of the Board,
Kenneth Sim, M.D.
Executive Chairman
April 30, 2018
Alhambra, California

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON JUNE 18, 2018:
THIS PROXY STATEMENT AND OUR 2017 ANNUAL REPORT ARE AVAILABLE AT
https://materials.proxyvote.com/03763A

Stockholders Should Read the Entire Proxy Statement
Carefully Prior to Returning Signed Proxies

PROXY STATEMENT
FOR
2018 ANNUAL MEETING OF STOCKHOLDERS
OF
APOLLO MEDICAL HOLDINGS, INC.
To Be Held on June 18, 2018

i

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
General
In this proxy statement, we refer to Apollo Medical Holdings, Inc. as the “Company,” “we,” “our” and “us.” This proxy statement is furnished in connection with the solicitation by our Board of Directors (the “Board”) of proxies to be voted at the 2018 annual meeting of stockholders of the Company (the “2018 Annual Meeting”), which will be held at 10:00 a.m., Pacific Daylight Time, on Monday, June 18, 2018 at 1668 S. Garfield Avenue, 2nd Floor, Alhambra, CA 91801, or at adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of 2018 Annual Meeting of Stockholders (the “Notice”). This proxy statement and the proxy card are first being mailed or made available to stockholders on or about April 30, 2018. In addition, stockholders may obtain additional copies of our 2017 Annual Report to Stockholders and this proxy statement, without charge, by writing to us at our principal executive offices at 1668 S. Garfield Avenue, 2nd Floor, Alhambra, CA 91801, Attention: Corporate Secretary, or from our website at http://irdirect.net/AMEH/sec_filings. Our Annual Report to Stockholders for the year ended December 31, 2017, which incorporates our Annual Report on Form 10-K for the year ended December 31, 2017 with the SEC on April 2, 2018 (the “10-K”) without exhibits, is being provided or made available to stockholders concurrently with this proxy statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made.
Outstanding Securities and Quorum
The close of business on April 26, 2018 was the record date (the “Record Date”) for stockholders entitled to notice of and to vote at the 2018 Annual Meeting. As of the Record Date, we had 33,334,059 shares of common stock, par value $0.001 per share, issued and outstanding, according to the records maintained by our transfer agent. All of the shares of our common stock, issued and outstanding on the Record Date, and only those shares (collectively, the “Voting Shares”), are entitled to vote on each of the proposals to be voted upon at the 2018 Annual Meeting. As of the Record Date, 1,111,111 shares of our Series A preferred stock and 555,555 shares of our Series B preferred stock, par value $0.001 per share, are held by Network Medical Management, Inc. (“NMM”). As a result of a reverse merger between the Company and NMM completed in December 2017, NMM became and is a wholly-owned subsidiary of the Company. Pursuant to the Delaware General Corporation Law, such shares held by NMM shall neither be entitled to vote, nor be counted for quorum purposes, at the 2018 Annual Meeting.
The presence of the holders of a majority of the Voting Shares, in person or represented by proxy, shall constitute a quorum for the transaction of business at the 2018 Annual Meeting, including voting on each proposal to be voted on at the meeting. Broker non-votes and abstentions by stockholders from voting will be counted towards determining whether or not a quorum is present at the 2018 Annual Meeting, as the Voting Shares so held are entitled to vote at the meeting (with respect to broker non-votes, the uninstructed shares are entitled to vote on at least one item — Proposal 4; see “Required Vote”) but do not count as affirmative or negative votes cast, except where brokers or other nominees may exercise their discretion as discussed under “Required Vote.”
Voting Procedures
Holders of Voting Shares will have one vote for each such share with regard to each matter to be voted upon.
A broker non-vote occurs when shares held by a broker or other nominee are not voted with respect to a particular proposal because the broker or nominee does not have discretionary authority to vote on the matter and has not received voting instructions from beneficial owners. If an executed proxy is returned, indicating that the broker or nominee holding shares in street name does not have discretionary authority as to the shares with respect to a proposal, such shares will be considered present at the 2018 Annual Meeting for purposes of determining a quorum on all matters, but will not be considered to be votes cast. Similarly, abstentions by stockholders from voting and broker non-votes will be counted towards determining whether or not a quorum is present. Abstentions and broker non-votes, if any, will have no effect on the outcome of Proposals 4 and 5, but will have the same effect as votes “against” Proposals 1-3. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will only have discretion to vote your shares on “routine” matters. Where a proposal is not “routine,” a broker who has not received instructions from beneficial owners does not have discretion to vote uninstructed shares on that proposal. At the 2018 Annual Meeting, only Proposal 5 (the Ratification of the Appointment of Independent Registered Public Accounting Firm) is considered a routine matter. Proposal 1 (the Elimination of the Limitation on the Number of Directors), Proposal 2 (the Declassification of the Board), Proposal 3 (the Elimination of the Removal of Directors by the Same Vote Required to Elect Directors) and Proposal 4 (the Election of Directors) are considered “non-routine,” and your broker will not have discretion to vote on these proposals in the absence of your voting instructions.
Required Vote
Proposal 1: Amend Our Restated Certificate of Incorporation to Eliminate the Limitation on the Number of Directors
The affirmative vote of a majority of the outstanding Voting Shares is necessary for the approval and adoption of Proposal 1 by our stockholders at the 2018 Annual Meeting and the amendment of our Restated Certificate of Incorporation to eliminate the limitation on the number of directors. Because our Series A and Series B preferred stock is held by a wholly-owned subsidiary of ours and thus is not entitled to vote, only shares of our common stock, issued and outstanding as of the Record Date, are entitled to vote on this proposal. Abstentions and broker non-votes, if any, will have the same effect as votes against this proposal.

Proposal 2: Amend Our Restated Certificate of Incorporation to Declassify the Board
The affirmative vote of a majority of the outstanding Voting Shares is necessary for the approval and adoption of Proposal 2 by our stockholders at the 2018 Annual Meeting and the amendment of our Restated Certificate of Incorporation to declassify the Board. Because our Series A and Series B preferred stock is held by a wholly-owned subsidiary of ours and thus is not entitled to vote, only shares of our common stock, issued and outstanding as of the Record Date, are entitled to vote on this proposal. Abstentions and broker non-votes, if any, will have the same effect as votes against this proposal.

Proposal 3: Amend Our Restated Certificate of Incorporation to Clarify the Voting Standard for Removing Directors
The affirmative vote of a majority of the outstanding Voting Shares is necessary for the approval and adoption of Proposal 3 by our stockholders at the 2018 Annual Meeting and the amendment of our Restated Certificate of Incorporation to clarify the voting standard for removing directors. Because our Series A and Series B preferred stock is held by a wholly-owned subsidiary of ours and thus is not entitled to vote, only shares of our common stock, issued and outstanding as of the Record Date, are entitled to vote on this proposal. Abstentions and broker non-votes, if any, will have the same effect as votes against this proposal.

Proposal 4: Elect Our Directors
The directors will be elected by a plurality of the votes cast by the Voting Shares present in person or represented by proxy at the 2018 Annual Meeting, meaning that the nominees receiving the highest numbers of  “FOR” votes up to the number of directors to be elected, will be elected. Because our Series A and Series B preferred stock is held by a wholly-owned subsidiary of ours and thus is not entitled to vote, only shares of our common stock, issued and outstanding as of the Record Date, are entitled to vote on this proposal. In voting with regard to Proposal 4 to elect directors, you may vote either FOR all the nominees, WITHHOLD your vote from all the nominees, or WITHHOLD your vote from any one or more specific nominees. Votes that are withheld and broker non-votes will not be included in the vote tally for the election of the directors, and therefore, will have no effect on the outcome of the election of directors.
Proposal 5: Ratify the Selection of Our Independent Registered Public Accounting Firm
The affirmative vote of the majority of the votes cast affirmatively or negatively is necessary for the approval and adoption of Proposal 5 by our stockholder at the 2018 Annual Meeting and the ratification of the appointment of our independent registered public accounting firm. Because our Series A and Series B preferred stock is held by a wholly-owned subsidiary of ours and thus is not entitled to vote, only shares of our common stock, issued and outstanding as of the Record Date, are entitled to vote on this proposal. Abstentions, if any, will have no effect on the result of this vote. Brokerage firms and other nominees have the authority to vote uninstructed shares held by them in street name on this proposal. Any broker non-votes, if brokers or nominees do not exercise this authority, will have no effect on the result of this vote. We are not required to obtain the approval of stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of BDO as our independent registered public accounting firm, the Audit Committee of the Board will reconsider its selection.

All votes will be tabulated by the inspector of elections appointed for the 2018 Annual Meeting, who will separately tabulate affirmative and negative votes, withheld votes, abstentions and broker non-votes, if any.
Voting Methods
If you are a record holder, you can vote by attending the 2018 Annual Meeting and voting in person, or you can vote by proxy. If you are the record holder of your stock, you can vote by proxy in three ways:
•
By Internet:   You may vote by submitting a proxy over the Internet. Please refer to the proxy card or voting instruction form provided or made available to you by your broker for instructions of how to vote by Internet.

•
By Telephone:   Stockholders located in the United States that receive proxy materials by mail may vote by submitting a proxy by telephone by calling the toll-free telephone number on the proxy card or voting instruction form provided or made available to you and following the instructions.

•
By Mail:   If you received proxy materials by mail, you can vote by submitting a proxy by mail by marking, dating, signing and returning the accompanying proxy card.

•
In Person at the 2018 Annual Meeting:   If you attend the 2018 Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the meeting. You are encouraged to vote by telephone or Internet or complete, date, sign and return the proxy card provided or made available to you, regardless of whether or not you plan to attend the 2018 Annual Meeting.

With respect to your shares held in “street name,” meaning such shares are held for your account by a broker or other nominee, then you will receive instructions from such institution or person on how to vote your shares.

Voting by Proxy and Revocability
Voting Shares represented by proxies submitted over the Internet or by or telephone, or for which proxy cards are properly executed and returned to us, will be voted at the 2018 Annual Meeting in accordance with the stockholders’ instructions contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR the amendment of our Restated Certificate of Incorporation to eliminate the limitation on the number of directors as set forth on Proposal 1, FOR the amendment of our Restated Certificate of Incorporation to declassify the Board as set forth on Proposal 2, FOR the amendment of our Restated Certificate of Incorporation to clarify the voting standard for removing directors as set forth on Proposal 3, FOR the election of each of the director nominees named on Proposal 4, and FOR the ratification of the appointment of BDO as our independent registered public accounting firm on Proposal 5. Management does not know of any matters to be presented at the 2018 Annual Meeting other than those set forth in this proxy statement and the accompanying Notice. If other matters should properly come before the meeting, the proxy holders intend to vote all proxies received by them on such matters in accordance with their best judgment. Any stockholder has the right to revoke his, her or its proxy at any time before it is voted at the 2018 Annual Meeting by giving written notice to our Corporate Secretary, and by executing and delivering to the Corporate Secretary a duly executed proxy card bearing a later date, or by appearing at the meeting and voting in person. A beneficial owner of our stock may revoke or change voting instructions by contacting the bank, brokerage firm, or other nominee holding the shares in street names or by obtaining a legal proxy from such institution and voting in person at the meeting.
Householding of Proxy Materials
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or if you and other shareholders sharing your address are receiving multiple copies of the proxy materials and you would like to receive only a single copy of such materials in the future, please notify your broker. You may also call (866) 540-7095 or write to: Householding Department, Broadridge, 51 Mercedes Way, Edgewood, New York 11717, and include your name, the name of your broker or other nominee, and your account number(s). If you share an address with another shareholder and have received only one set of this year’s proxy materials and you wish to receive a separate copy, please notify us in writing to made to Apollo Medical Holdings, Inc. at 1668 S. Garfield Avenue, 2nd Floor, Alhambra, CA 91801, Attention: Corporate Secretary and we will deliver a separate copy to you promptly.
Internet Availability of Proxy Materials
We are furnishing proxy materials for the 2018 Annual Meeting to all of our stockholders via the Internet by mailing a notice of Internet availability of proxy materials, instead of mailing or e-mailing copies of those materials to all stockholders (while we may still mail copies of such proxy materials to some stockholders). The notice directs such stockholders to a website where they can access our proxy materials, including our proxy statement and our annual report, and view instructions on how to vote via the Internet, mobile device, or by telephone. If you received such a notice of Internet availability of proxy materials and would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the notice. If you have previously elected to receive our proxy materials via e-mail, you will continue to receive access to those materials electronically unless you elect otherwise.
Attending the Annual Meeting
Only our stockholders as of the Record Date are entitled to attend the 2018 Annual Meeting. If you own our stock as a record holder, your name will be on a list of record holders and you will be able to gain entry with government-issued photo identification, such as a driver’s license, state-issued identification card, or passport. If you beneficially own our stock held in street name, in order to gain entry, you must present a valid legal proxy from a record holder of our stock as of the Record Date and government-issued photo identification. You should contact your brokerage account representative, bank or other nominee to learn how to obtain a legal proxy. All stockholders and proxy holders must register at the reception desk and complete the attendance sheet before entering the room for the 2018 Annual Meeting. In fairness to all attendees and in the interest of an orderly and constructive meeting, we ask that you abide by the rules of procedure for the 2018 Annual Meeting, which will be available to you when you register at the reception desk. Cameras, recording devices, and other electronic devices are prohibited at the meeting.
Stockholder List
A list of our stockholders of record as of the Record Date entitled to vote at the 2018 Annual Meeting will be available for examination by any such stockholder for any purpose germane to the 2018 Annual Meeting during ordinary business hours at our corporate headquarters located at 1668 S. Garfield Avenue, Alhambra, CA 91801, for a period of ten days prior to the 2018 Annual Meeting, and also at the 2018 Annual Meeting.
Appraisal Rights
Holders of Voting Shares do not have appraisal rights in connection with this proxy solicitation.
Persons Making the Solicitation
We are required by law to convene annual meetings of stockholders at which our directors are elected. The Board is soliciting proxies from our stockholders for the 2018 Annual Meeting. The entire cost of soliciting proxies will be borne by the Company. These costs will include, among other items, the expense of preparing, assembling, printing and mailing the proxy materials or notices of Internet availability to our stockholders of record and beneficial owners. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone or letters by our officers and regular employees for no additional compensation. We may also solicit proxies by email from stockholders who are our employees or who previously requested to receive proxy materials electronically. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials or notices of Internet availability to beneficial owners of our stock and obtain their voting instructions, and such persons may be reimbursed for their expenses.

NOTE ABOUT FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995. All statements relating to events or results that may occur in the future, including, but not limited to, the Company’s future meeting dates, board and committee members, director nominees, officers (including executive officers and named executive officers), compensation arrangements, plans or amendments (including those related to stock-based compensation), company policies, corporate governance practices, documents or amendments (including charter or bylaw amendments) as well as capital and corporate structure (including major stockholders, board structure and board composition), are forward-looking statements. Forward-looking statements generally can be identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “target,” “project,” “change,” “future,” “will,” “could,” “can,” “may,” or similar expressions. Forward-looking statements reflect current views with respect to future events and condition and are based on current expectations and assumptions and therefore are necessarily speculative in nature. Forward-looking statements also involve known and unknown risks, uncertainties and other factors (some of which are beyond our control). Should one or more of these risks or uncertainties materialize, or should any expectations or assumptions underlying the relevant forward-looking statements prove incorrect, it could significantly affect our operations and may cause the actual actions, results, financial condition, performance or achievements of the Company and its subsidiaries and variable interest entities to be substantially different from any future actions, results, financial condition, performance or achievements, expressed or implied by any such forward-looking statements, as being expected, anticipated, intended, planned, believed, sought, estimated or projected on the basis of historical trends. Examples of such risks and uncertainties include but are not limited to the impact of emerging and existing competitors, the effect of new legislation on our industry and business, the effectiveness of our compliance and control initiatives, the success of our focus on next generation accountable care organization (“NGACO”), including whether we can continue to participate in the All-Inclusive Population-Based Payment (“AIPBP”) Mechanism of the NGACO Model, as well as other factors described from time to time in the Company’s reports to the U.S. Securities and Exchange Commission (the “SEC”) (including without limitation the factors discussed in the Company’s Annual Report on Form 10-K filed on April 2, 2018 under the heading Item 1A — “Risk Factors” and the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations”). Each forward-looking statement contained herein is specifically qualified in its entirety by the aforementioned factors. You are hereby advised to carefully read this proxy statement in conjunction with the important disclaimers set forth above and are urged not to rely on any forward-looking statements in reaching any conclusions or making any investment decisions. All forward-looking statements hereunder are made as of the date hereof and are subject to change. Except as required by law, we do not intend, and undertakes no obligation to update or publicly release any revision to any such forward-looking statements, whether as a result of the receipt of new information, the occurrence of subsequent events, the change of circumstance or otherwise. We further do not accept any responsibility for any projections or reports published by analysts, investors or other third parties.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following tables set forth information, as of April 26, 2018, except as indicated by the footnotes below, regarding the beneficial ownership of each class of our outstanding equity securities by:
•
each person whom we know beneficially owns more than 5% of any class of our outstanding securities;

•
each of our directors and nominees for the board of directors;

•
each named executive officer listed in the Summary Compensation Table below; and

•
all of our directors and executive officers, including named executive officers, as a group.

As a result of a reverse merger between the Company and NMM completed in December 2017, NMM became and is a wholly-owned subsidiary of the Company. Pursuant to instructions to Item 403 of Regulation S-K, all shares of our Series A preferred stock and all shares of our Series B preferred stock, which are currently held by NMM, are excluded from our outstanding securities. Therefore, only one class of our equity securities, our common stock, is outstanding as of April 26, 2018. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the tables below have sole voting and investment power with respect to all shares of our common stock that they beneficially own, subject to applicable community property laws. The information provided in the following table is based on our records, information filed with the SEC, and information provided to us by the applicable beneficial owner, except where otherwise noted. Unless otherwise noted below, the address of each beneficial owner listed in the table below is c/o Apollo Medical Holdings, Inc. at 1668 S. Garfield Avenue, 2nd Floor, Alhambra, CA 91801.
Name of Beneficial Owner	Shares Beneficially Owned(1)	Percent of Class(1)
More Than 5% Stockholders
Allied Physicians of California (“APC”), A Professional Medical Corporation 1668 Garfield Avenue, 2nd Floor Alhambra, California 91801	1,892,185(2)	5.45%
Directors and Named Executive Officers:
Kenneth Sim, M.D.	1,759,105(3)	5.07%
Thomas S. Lam, M.D.	1,759,059(4)	5.07%
Warren Hosseinion, M.D.	1,150,764(5)	3.32%
Gary Augusta	294,445(6)	0.85%
Hing Ang	37,593	0.11%
Adrian Vazquez, M.D.	975,738(7)	2.81%
Michael F. Eng	—	—%
David G. Schmidt	80,000(8)	0.23%
Mitchell W. Kitayama	—	—%
Mark Fawcett	35,000(9)	0.10%
Li Yu	—	—%
All Executive Officers and Current Directors as a Group (13 persons)	7,109,341(10)	20.5%

(1)
Beneficial ownership is determined according to the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Applicable percentage ownership is based on 33,334,059 shares of the Company’s common stock, issued and outstanding, as of April 26, 2018, according to the records maintained by our transfer agent. In computing the number of shares of stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares subject to options, warrants, and convertible securities held by that person or entity that are currently exercisable or convertible or that will become exercisable or convertible within 60 days following April 26, 2018 for the purpose of computing the ownership percentage of that person, but such shares are not considered outstanding for the purpose of computing the percentage ownership of any other person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
(2)
Includes 210,076 shares of common stock subject to warrants that are exercisable within 60 days following April 26, 2018. Under applicable accounting rules, APC is a variable interest entity of NMM.

(3)
Includes 195,301 shares of common stock subject to warrants that are exercisable within 60 days following April 26, 2018.

(4)
Includes 195,296 shares of common stock subject to warrants that are exercisable within 60 days following April 26, 2018.

(5)
Includes 120,903 shares of common stock subject to options that are exercisable within 60 days following April 26, 2018.

(6)
Includes 128,500 shares of common stock subject to options that are exercisable within 60 days following April 26, 2018.

(7)
Includes 63,400 shares of common stock subject to options that are exercisable within 60 days following April 26, 2018.

(8)
Includes 80,000 shares of common stock subject to options that are exercisable within 60 days following April 26, 2018.

(9)
Includes 35,000 shares of common stock subject to options that are exercisable within 60 days following April 26, 2018 but does not include shares of our common stock held by NNA of Nevada, Inc. (“NNA”). Mr. Fawcett is the Senior Vice President and Treasurer of Fresenius Medical Care Holdings, Inc. (“FMCH”), the parent corporation of NNA.

(10)
Includes all of the shares identified in notes supra 3 through 9.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The Company’s 2010 Equity Incentive Plan (the “2010 Plan”), pursuant to which 500,000 shares of the Company’s common stock were reserved for issuance thereunder , was approved by the Company’s stockholders on March 4, 2010. As of December 31, 2017, there were no shares available for grant. The Company’s 2013 Equity Incentive Plan (the “2013 Plan”), pursuant to which 500,000 shares of the Company’s common stock were reserved for issuance thereunder, was approved by the Company’s stockholders as of April 29, 2013. As of December 31, 2017 there were no shares available for future grants under the 2013 Plan. The Company’s 2015 Equity Incentive Plan (the “2015 Plan”), pursuant to which 1,500,000 shares of the Company’s common stock were reserved for issuance thereunder, was approved by the Company’s stockholders on September 14, 2016. In addition, shares that are subject to outstanding grants under the 2010 and 2013 Plans but would have been restored to such plans’ reserve due to award forfeitures and terminations are rolled into, and become available for awards under, the 2015 Plan.
We do not currently have equity compensation plans, under which equity securities of the Company are authorized for issuance, that are not approved by our stockholders. The following table sets forth information concerning our stockholder-approved equity compensation plans as of December 31, 2017:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants, and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders	1,171,040(2)	$4.31	1,014,898(3)
Equity compensation plans not approved by stockholders	—	—	—
Total	1,171,040		1,014,898

(1)
The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding stock options.

(2)
This number includes the following: 307,500 shares subject to outstanding awards granted under the 2010 Plan, all of such shares were subject to outstanding stock options; 361,500 shares subject to outstanding awards granted under the 2013 Plan, all of such shares were subject to outstanding stock options; and 502,040 shares subject to outstanding awards granted under the 2015 Plan, all of such shares were subject to outstanding stock options.

(3)
This number consists of 1,014,898 shares available for issuance under the 2015 Plan.

PROPOSAL 1
AMENDMENT OF CERTIFICATE OF INCORPORATION TO
ELIMINATE THE LIMITATION ON THE NUMBER OF DIRECTORS
The Purposes and General Effect of the Amendments
Currently, Article XIII of the Company’s Restated Certificate of Incorporation provides that the Company shall have not less than three nor more than nine directors serving on the Board. The Board is asking our stockholders to approve and adopt amendments to the Company’s Restated Certificate of Incorporation, pursuant to which the number of directors serving on the Board will not be limited and shall be decided by the Board (the “Amendment I”). The Board has approved, adopted and declared advisable the proposed Amendment I and recommends that our stockholders approve and adopt the Amendment I that is the subject of this Proposal 1. The Board has determined that it is in the Company’s and our stockholders’ best interests to adopt the Amendment I and permit the Board to alter its size from time to time, for example, to attract and retain new members with skills, qualifications and experience complementary to the directors then in office.
In recommending the proposed Amendment I to allow the Board to decide the maximum size of the Board, the Board was not motivated to implement any additional anti-takeover mechanisms and has no current plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. However, if dissident stockholders were in the future to seek to elect one or more directors, even if they were successful, the Board could dilute the impact of those directors by increasing the size of the sitting Board and filling newly-created vacancies with additional directors selected by a majority of the directors then in office. The proposed Amendment I could therefore discourage proxy contests and reduce the ability of dissident stockholders to obtain representation on the Board and influence the Company’s affairs.
If this Proposal 1 is approved and adopted by our stockholders at the 2018 Annual Meeting, the Company will immediately cause the Amendment I set forth in this Proposal 1 to become effective by filing a certificate of amendment setting forth the Amendment I with the Office of the Secretary of State of the State of Delaware.
The general description of the proposed Amendment I to the Company’s Restated Certificate of Incorporation set forth above is qualified in its entirety by reference to the text of the amendments set forth below.
The Proposed Amendments
If this Proposal 1 is approved and adopted by our stockholders at the 2018 Annual Meeting, the first paragraph of Article XIII of the Company’s Restated Certificate of Incorporation will be amended to read as follows:
“~~The Corporation shall have not less than three (3) nor more than nine (9) directors as determined from time to time by the Board of Directors.~~Unless otherwise required by law or by resolution of the Board of Directors, the authorized number of directors of the Corporation shall be fixed from time to time by the Board of Directors.”
Vote Required
Pursuant to the Delaware General Corporation Law, a majority of the outstanding Voting Shares must vote in favor of Proposal 1 to amend the Company’s Restated Certificate of Incorporation and eliminate the limitation on the number of directors serving on the Board. As a result, abstentions and broker non-votes, if any, will have the same effect as votes against this proposal.
Recommendation of the Board
THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 1 TO AMEND THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION.

PROPOSAL 2
AMENDMENT OF CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD
The Purposes and General Effect of the Amendments
Currently, Article XIII of the Company’s Restated Certificate of Incorporation provides that the Board shall be divided into three classes of directors, elected to serve staggered terms of three years each, which means that only one class of the directors serving on the Board are elected each year. The Board is asking our stockholders to approve and adopt amendments to the Company’s Restated Certificate of Incorporation, pursuant to which all directors elected at or after the 2018 Annual Meeting be elected for one-year terms (the “Amendment II”). The Board has approved, adopted and declared advisable the proposed Amendment II and recommends that our stockholders approve and adopt the Amendment that is the subject of this Proposal 2. The Board has determined that it is in the Company’s and our stockholders’ best interests to adopt the proposed Amendment II and permit a phased-in declassification of the Board in order to optimize the Company’s corporate governance practices.
The Board recognizes that many investors believe that the election of directors is the primary means for stockholders to influence the Company’s practices and policies and hold management accountable for implementing those practices and policies. Similarly, many investors believe that a classified structure may reduce directors’ accountability to stockholders because such a structure does not enable stockholders to express their approval or other views on each director’s performance on an annual basis. Upon thoughtful consideration and consistent with the feedback received from stockholders, the Board determined that it is in the best interests of the Company and its stockholders to propose a declassification of the Board. The Board believes that declassification of the Board supports the Company’s commitment to strong corporate governance and stockholder democracy. The Board has determined that the Amendment II represents a balanced and integrated approach designed to provide all of the Company’s stockholders a meaningful voice in electing directors and shaping the Company’s practices and policies.
If Proposal 2 is approved and adopted by our stockholders at the 2018 Annual Meeting, the Company’s Restated Certificate of Incorporation will be amended to delete the provision authorizing the classified board structure. As a result, directors who are up for election at and after this annual meeting would be elected for one-year terms. The proposed Amendment II would not change the unexpired terms of directors elected or appointed to the Board prior to the 2018 Annual Meeting. Accordingly, the current scheduled term of service for our Class II directors (Dr. Sim and Messrs. Kitayama and Fawcett) would expire at the Company’s 2019 annual meeting of stockholders and the current scheduled term of service for our Class III directors (Dr. Hosseinion and Messrs. Augusta and Yu) would expire at the Company’s 2020 annual meeting of stockholders. If Proposal 2 is approved by our stockholders at the 2018 Annual Meeting, then beginning with the 2020 annual meeting of stockholders, the entire Board will stand for election annually. Under Delaware law, if a board is not classified, then directors must be removable by stockholders without cause. Accordingly, if Proposal 2 is approved and adopted by our stockholders at the 2018 Annual Meeting, any director or the entire Board may be removed, with or without cause, by the holders of a majority of the shares of the Company’s capital stock entitled to vote thereon.
If this Proposal 2 is approved and adopted by our stockholders at the 2018 Annual Meeting, the Company will cause the Amendment II set forth in this Proposal 2 to become effective by filing a certificate of amendment setting forth the Amendment II (and together with the proposed Amendment I if Proposal 1 is also approved and adopted by our stockholders at the 2018 Annual Meeting) with the Office of the Secretary of State of the State of Delaware.
The general description of the proposed Amendment II to the Company’s Restated Certificate of Incorporation set forth above is qualified in its entirety by reference to the text of the amendments set forth below.

The Proposed Amendments
If this Proposal 2 is approved and adopted by our stockholders at the 2018 Annual Meeting, the second, third and fourth paragraphs of Article XIII of the Company’s Restated Certificate of Incorporation will be deleted as follows:
“~~The Board of Directors shall be divided into three (3) classes, Class I, Class II and Class III. The Board of Directors is authorized to assign members of the Board of Directors already in office to Class I, Class II or Class III. Each director shall serve for a term expiring at the third annual meeting following his or her election; provided, that, with respect to the directors serving in the inaugural classes of Class I, Class II and Class III, the terms of the directors serving in Class I shall expire at the Corporation’s first annual meeting of stockholders held after the effectiveness of the division of the Board of Directors into three (3) classes; the terms of the directors serving in Class II shall expire at the Corporation’s second annual meeting of stockholders held after such effectiveness; and the terms of the directors serving in Class III shall expire at the Corporation’s third annual meeting of stockholders held after such effectiveness. Each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal.~~
~~Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office, though less than a quorum (and not by the stockholders), and directors so chosen shall serve for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires or until such director’s successor shall have been duly elected and qualified. No decrease in the number of authorized directors shall shorten the term of any incumbent director.~~
~~Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause, and only by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors, voting together as a single class.~~”
Corresponding Amendments to the Company’s Restated Bylaws
The Board has conditionally approved conforming amendments (the “Conforming Bylaw Amendment”) to the Company’s Restated Bylaws. If Proposal 2 is approved and adopted by our stockholders at the 2018 Annual Meeting, these conforming amendments would become effective immediately. Stockholder approval is not required for these conforming amendments to the Company’s Restated Bylaws to become effective, and our stockholders are not being asked to vote on those amendments. The Conforming Bylaw Amendment reflects that the Board will be declassified in a phased-in manner on terms and conditions substantially similar to the following:
•
The term of office of each director elected or appointed at or after the 2018 annual meeting of stockholders of the Company shall expire at the next annual meeting of stockholders following the date of election or appointment; provided, however, the term of any director who was elected or appointed prior to the 2018 annual meeting of stockholders will not be shortened. Each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal.

•
As a result, (i) the terms of the Class I directors shall expire at the Company’s 2018 annual meeting of stockholders, and concurrently therewith, Class I shall be eliminated, (ii) the terms of the Class II directors shall expire at the Company’s 2019 annual meeting of stockholders, and concurrently therewith, Class II shall be eliminated, and (iii) the terms of the Class III directors shall expire at the Company’s 2020 annual meeting of stockholders, and concurrently therewith, Class III shall be eliminated.

Vote Required
Pursuant to the Delaware General Corporation Law, a majority of the outstanding Voting Shares must vote in favor of Proposal 2 to amend the Company’s Restated Certificate of Incorporation to declassify the Board in a phased-in manner. As a result, abstentions and broker non-votes, if any, will have the same effect as votes against this proposal.
Recommendation of the Board
THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 2 TO AMEND THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION.

PROPOSAL 3
AMENDMENT OF CERTIFICATE OF INCORPORATION TO
CLARIFY THE VOTING STANDARD FOR REMOVING DIRECTORS
The Purposes and General Effect of the Amendments
Currently, Article IX of the Company’s Restated Certificate of Incorporation provides that any director may be removed for cause at any annual or special meeting of the stockholders by the same vote as that required to elect a director. The Company’s Restated Bylaws provide that all director elections shall be determined by a plurality of the votes cast. That voting standard does not always equate to the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors, which is the minimum vote required by Delaware law to remove directors for cause.. The Board is asking our stockholders to approve and adopt amendments to the Company’s Restated Certificate of Incorporation, pursuant to which the current provisions of Article IX would be repealed (the “Amendment III”). The Board has approved, adopted and declared advisable the proposed Amendment III and recommends that our stockholders approve and adopt the Amendment III that is the subject of this Proposal 3. The Board has determined that it is in the Company’s and our stockholders’ best interests to adopt the Amendment III to be consistent with the requirement under the Delaware General Corporation Law that, if a director is removed for cause, the removal must be approved by the holders of no less than a majority of the shares then entitled to vote thereon. If stockholders do not take affirmative action to remove a director, the director will serve out the remainder of his or her term. If Proposal 2 is adopted and effected, then, absent earlier removal, the directors elected at the 2018 Annual Meeting will serve for a term expiring at the Company’s 2019 annual meeting, and the directors serving in the current Classes II and III, respectively, will serve for terms expiring at the Company’s 2019 and 2020 annual meetings, respectively.
In recommending the proposed Amendment III, the Board intended to clarify the voting standard for removing directors and conform to the requirement set forth by the Delaware General Corporation Law.
If this Proposal 3 is approved and adopted by our stockholders at the 2018 Annual Meeting, the Company will immediately cause the Amendment III set forth in this Proposal 1 to become effective by filing a certificate of amendment setting forth the Amendment III (and together with the proposed Amendment I if Proposal 1 is also approved and adopted by our stockholders at the 2018 Annual Meeting, and/or together with the proposed Amendment II if Proposal 2 is also approved and adopted by our stockholders at the 2018 Annual Meeting) with the Office of the Secretary of State of the State of Delaware.
The general description of the proposed Amendment III to the Company’s Restated Certificate of Incorporation set forth above is qualified in its entirety by reference to the text of the amendments set forth below.
The Proposed Amendments
If this Proposal 3 is approved and adopted by our stockholders at the 2018 Annual Meeting, the entire Article IX of the Company’s Restated Certificate of Incorporation will be amended to read as follows:
“~~REMOVAL OF DIRECTORS~~
~~Any director of the Corporation may be removed for cause at any annual or special meeting of the shareholders by the same vote as that required to elect a director provided, that such director prior to his removal shall receive a copy of the charges against him, delivered to him personally or by mail at his address appearing on the records of the Corporation, at least thirty (30) days prior to the meeting at which such removal is to be considered, and such director has an opportunity to be heard on such charges at the meeting of shareholders of the Corporation at which the question of his removal is to be considered.~~
[Reserved.]”
Vote Required
Pursuant to the Delaware General Corporation Law, a majority of the outstanding Voting Shares must vote in favor of Proposal 3 to amend the Company’s Restated Certificate of Incorporation and clarify the voting standard for removing directors. As a result, abstentions and broker non-votes, if any, will have the same effect as votes against this proposal.
Recommendation of the Board
THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 3 TO AMEND THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION.

PROPOSAL 4
ELECTION OF DIRECTORS
Current Composition of Board of Directors
The Board currently consists of nine members. Information about our current Board members and the Board director nominees for the 2018 Annual Meeting as of the date of this proxy statement is set forth in the table below:
Name and Position	Age	Position and Office with the Company	Director Class	Director Since	Independent	Year Current Term Will Expire
Thomas S. Lam, M.D.	68	Co-Chief Executive Officer and Director	Class I	2016		2018
David G. Schmidt(1)(2)	70	Director	Class I	2013	X	2018
Michael F. Eng(2)	71	Director	Class I	2017	X	2018
Kenneth Sim, M.D.	64	Executive Chairman and Director	Class II	2017		2019
Mitchell W. Kitayama(1)(2)(3)	61	Lead Independent Director	Class II	2017	X	2019
Mark Fawcett(3)	51	Director	Class II	2016	X	2019
Warren Hosseinion, M.D.	46	Co-Chief Executive Officer and Director	Class III	2008		2020
Gary Augusta	51	President and Director	Class III	2012		2020
Li Yu(1)(3)	77	Director	Class III	2017	X	2020

(1)
Member of the audit committee of the Board (the “Audit Committee”).

(2)
Member of the nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”).

(3)
Member of the compensation committee of the Board (the “Compensation Committee”).

Number of Directors and Director Terms
As currently in effect as of the date of this proxy statement, the Company’s Restated Certificate of Incorporation provides that the number of directors shall not be less than three nor more than nine; and the Company’s Restated Bylaws provide that the authorized number of directors shall be fixed from time to time by the Board, provided that the authorized number of directors shall not be less than one. If the proposed Amendment I that is the subject of Proposal 1 above is approved and adopted by our stockholders at the 2018 Annual Meeting, the Company plans to cause such amendments to become effective immediately, pursuant to which the number of directors serving on the Board will not be limited and shall be decided by the Board.
As currently in effect as of the date of this proxy statement, the Company’s Restated Certificate of Incorporation and Restated Bylaws require that Board be divided into three staggered classes, with the directors in each class serving three-year terms and only one class facing election each year. Thus, each year, our stockholders elect only one class of directors, currently constituting approximately one-third of the entire Board. Any vacancies on the Board will be filled by the Board. All our directors elected by our stockholders at each annual meeting of stockholders or appointed by the Board to fill its vacancies will serve until their successors are elected and qualified, or until their earlier resignation or removal. If the proposed Amendment II that is the subject of Proposal 2 above is approved and adopted by our stockholders at the 2018 Annual Meeting, the Company plans to cause such amendments to become effective immediately, pursuant to which, all directors elected at or after the 2018 Annual Meeting will be elected for one-year terms and, beginning with the Company’s 2020 annual meeting of stockholders, the entire Board will stand for election annually.
If the proposed Amendment II is approved and adopted by our stockholders at the 2018 Annual Meeting, whether or not together with the proposed Amendment I and/or Amendment III, the Company plans to promptly file a Certificate of Amendment of the Company’s Restated Certificate of Incorporation (implementing the foregoing proposals as approved and adopted at the 2018 Annual Meeting, if any) with the Delaware Secretary of State during the 2018 Annual Meeting to effectuate such amendments to the Company’s Restated Certificate of Incorporation before the poll opens for Proposal 4 at the 2018 Annual Meeting. The Board also has conditionally approved conforming amendments to the Company’s Restated Bylaws to declassify the Board in a similar manner as provided in the proposed Amendment II. If Proposal 2 is approved and adopted by our stockholders at the 2018 Annual Meeting, these conforming amendments to the Company’s Restated Bylaws would become effective immediately.
Board Nomination and Election of Directors
Following a rigorous reviewing process, the Nominating and Corporate Governance Committee recommended the following three incumbent Class I directors for re-election at the 2018 Annual Meeting as they continue to contribute to the mix of experience, skills and qualifications that we seek to be represented on the Board: Thomas S. Lam, M.D., David G. Schmidt and Michael F. Eng. The Board has nominated these three incumbent directors for re-election as directors at the 2018 Annual Meeting. Each nominee has been nominated by the Board, acting upon the recommendation of the Nominating and Corporate Governance Committee. Unless authority to vote for this nominee is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Dr. Lam, Mr. Schmidt and Mr. Eng. In the event that a nominee is unable or unwilling to serve as a director at the time of the 2018 Annual Meeting, all proxies received by the proxy holders named on the accompanying proxy card will be voted FOR the election of such other person as either proxy holder may designate in such nominee’s place. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for each of the nominees listed below, unless instructions are given to the contrary. As of the date of this proxy statement, the Board is not aware of any nominee who is unable or unwilling to serve as a director. If elected at the 2018 Annual Meeting, a Class I director will serve until the annual meeting of our stockholders to be held in 2021 or until a successor has been duly elected and qualified, or until their earlier resignation or removal. As of the date of this proxy statement, we are not aware of any relationships by blood, marriage, or adoption, not more remote than first cousin, among any of our current directors, the nominees for directors and our executive officers.
Because the Company’s Restated Certificate of Incorporation currently provides for up to nine directors, the Board has resolved to fix its size to be nine directors, and three directors were elected to each one of the three Board classes at the special meeting of our stockholders held on December 6, 2017, irrespective of whether Proposal 1 above is approved and adopted by our stockholders, there will be three directors to be elected to the Board at the 2018 Annual Meeting, and the three director nominees receiving the most “FOR” votes will be elected.
If Proposal 2 is approved and adopted by our stockholders at the 2018 Annual Meeting, each of the three directors to be elected at the meeting will serve one-year terms expiring at the Company’s 2019 annual meeting of stockholders, with each director to hold office until his or her successor shall have been duly elected and qualified, and the directors elected or appointed to the Board prior to the 2018 Annual Meeting will continue to finish their respective three-year terms. If Proposal 2 is not approved and adopted by our stockholders at the 2018 Annual Meeting, each of the three directors to be elected at the meeting will serve for a term of office expiring at the third succeeding annual meeting of stockholders of the Company after their election, with each director to hold office until his or her successor shall have been duly elected and qualified, and the directors elected or appointed to the Board prior to the 2018 Annual Meeting will continue to finish their respective three-year terms.

Board Nominees
Dr. Lam, Mr. Schmidt and Mr. Eng have consented to act our directors, if elected. The following is certain information as of April 26, 2018 regarding the nominees for election as our directors at the 2018 Annual Meeting:
Thomas S. Lam, M.D.   Dr. Lam has been a member of the Board since January 2016 and has been our Co-Chief Executive Officer from December 2017 to present. Dr. Lam has also served as the Chief Executive Officer of NMM since January 2006 and has been a member of its board of directors since 2005. Dr. Lam was the Chairman of the board of directors of Allied Physicians of California IPA (“APC”) from January 2006 to September 2014. He has been APC’s Chief Executive Officer since January 2006 and APC’s Chief Financial Officer since October 2014. Dr. Lam was the recipient of the Corporate Citizens of the Year Award from the Board of Directors of East Los Angeles College Foundation in April 2014. In February 2015, the YMCA Board of Directors of West San Gabriel Valley honored Dr. Lam as the recipient of Heart of the Community Award. Dr. Lam received his medical training from the New York Medical College and gastroenterology training from the Georgetown University.
If elected, Dr. Lam will continue to add a wealth of industry and financial experience to the Board from his successful career as a senior executive at healthcare enterprises with over $500 million in collective revenues.
David G. Schmidt.   Mr. Schmidt has been a member of the Board since May 2013. He has served since January 2011 as a principal of Schmidt & Associates, a consultancy practice that focuses on strategic planning and implementation in the healthcare industry. Since April 2015 Mr. Schmidt has also served as the Chief Executive Officer of the TPG-International Health Academy, which organizes trade missions for healthcare executives. From August 2002 to December 2010, he served as the Chief Executive Officer and a director of SCAN Health Plan, a provider of Medicare Advantage plans. From 2000 to 2002 he served as the Chief Executive Officer of Medicheck, which provided financial service management to healthcare organizations before being acquired. He served on Passport’s board of directors from 2002 to 2006. From 1992 to 1998 he was the Senior Vice President of Sales and Customer Services for Care America/Blue Shield Health Plan and Regional Vice President for FHP Healthcare. He received a B.A. in Economics from the University of California, Los Angeles (“UCLA”) and a M.B.A. from The Anderson School of Management at UCLA. Prior to his healthcare experience he held senior management roles at Avery Dennison and other manufacturing companies. He serves on the board of Beacon Healthcare Systems and was a founding board member of the SCAN Foundation, which is focused on long term care in the United States.
If elected, with his extensive strategic planning and managerial experience from working in the healthcare industry, Mr. Schmidt will continue to bring valuable insights to the Board on managing a high growth company.
Michael F. Eng.   Mr. Eng has been a member of the Board since December 2017. Mr. Eng was the mayor of the Monterey Park City from 2004 to 2005 and served in the Monterey Park City Council from 2003 to 2006 and the California State Assembly from 2006 to 2012. While in the California legislature, he served on the Assembly Health Committee. In addition, Mr. Eng has been an elected trustee of the Los Angeles Community College District since 2013. Prior to his elected offices, he was appointed to the Board of Acupuncture by the Governor of California. He has practiced federal immigration and nationality law at the law firm Eng and Nishimura and is a college instructor for California State University, Los Angeles. He was also employed by Kaiser Permanente. His education consists of a law degree from UCLA and Bachelor’s and Master’s degrees from the University of Hawaii.
If elected, with considerable experience in shaping California legislation including on healthcare, Mr. Eng will continue to help us to navigate through the labyrinth of healthcare regulations and provide other important guidance.

Continuing Directors
The following is certain information as of April 26, 2018 regarding our current directors who are not up for election at the 2018 Annual Meeting and are expected to continue to serve on the Board after the meeting:
Kenneth Sim, M.D.   Dr. Sim has been the Executive Chairman of the Board since December 2017. Dr. Sim has been a member of NMM’s board of directors since 2006 and has been the board’s chairman since 2013. Dr. Sim is also the Chairman of the board of directors of APC since 2014. Dr. Sim is a Fellow of the American College of Surgeons and was awarded the Independent Physician Leadership Award in 2014 by the Los Angeles County Medical Association. Dr. Sim is also a member of the Governing Board of Directors at Alhambra Hospital Medical Center and serves in the National Council of Asian Pacific Islander Physicians. As an entrepreneur, Dr. Sim founded “Healthcare City” in the City of Industry, California, which helped streamline the healthcare process by providing outpatient health services at one location including surgical center, senior wellness center, laboratory, radiology and urgent care. He received his bachelor’s degree from UCLA and received his medical training from the Loma Linda University School of Medicine and the Autonomous University of Guadalajara, Guadalajara, Mexico.
Mark Fawcett.   Mr. Fawcett has been a member of the Board since January 2016. Since 2002, Mr. Fawcett has served as Senior Vice President and Treasurer of Fresenius Medical Care Holdings, Inc. (“FMCH”) and its subsidiaries. FMCH is a wholly-owned subsidiary of Fresenius Medical Care AG & Co. KGaA (NYSE: FMS) (collectively with FMCH and their respective subsidiaries, “FMS”). FMS is a leading provider of chronic kidney failure products and services. Prior to joining FMS, Mr. Fawcett was a director of corporate finance at BankBoston beginning in 1997. Mr. Fawcett held various positions of increasing responsibility beginning in 1988 with Merrill Lynch in New York and London, and then at The Bank of New York. Mr. Fawcett graduated with a B.A. in psychology from Wesleyan University and a M.B.A. from Columbia Business School at Columbia University.
Pursuant to the Investment Agreement, dated March 28, 2014, between the Company and NNA of Nevada, Inc. (“NNA”), an affiliate of FMCH, as long as NNA maintains an agreed ownership interest level in the Company, NNA may nominate one representative to the Board. Mr. Fawcett has served as NNA’s representative on the Board. Mr. Fawcett is not separately compensated by NNA or FMCH for his services to us as a member of the Board.
Mitchell W. Kitayama.   Mr. Kitayama has been a member of the Board since December 2017. Mr. Kitayama has been the Chairman of the board of directors of Winslow Drake, a boutique investment advisory and wealth management practice, since June 2016. In addition, Mr. Kitayama has been the Managing Director for MMK & Associates, Inc. since May 2009, advising financial institutions, medical groups and private companies. Prior to founding MMK & Associates, between May 2005 and May 2009, he served as the Chief Executive Officer, Vice Chairman and Director of Metro United Bank, and as the Executive Vice President for its holding company MetroCorp. He held various potions within the American Diabetes Association and currently serves on the Finance and Investment committees for the Ronald McDonald House Charities of Southern California. He is a Certified Cash Manager and received a B.A. in Biology with a Chemistry Minor and a M.B.A. from Baylor University.
Warren Hosseinion, M.D.   Dr. Hosseinion has been a member of the Board since July 2008, our Chief Executive Officer from July 2008 to December 2017, and our Co-Chief Executive Officer from December 2017 to present. In 2001, Dr. Hosseinion co-founded ApolloMed Hospitalists. Dr. Hosseinion received his B.S. in Biology from the University of San Francisco, his M.S. in physiology and biophysics from the Georgetown University Graduate School of Arts and Sciences, his medical degree from the Georgetown University School of Medicine, and his residency in internal medicine from the Los Angeles County-University of Southern California Medical Center.
Gary Augusta.   Mr. Augusta has been a member of the Board since March 2012, was our Executive Chairman from October 2013 to December 2017 and has been our President since December 2017. Mr. Augusta also serves as the President of Flacane Advisors, and from January 2010 to December 2014, was the President of SpaGus Ventures and SpaGus Capital Partners, focusing on healthcare and technology investments and advisory services. From March 2004 to December 2009, Mr. Augusta was the President and Chief Executive Officer of OCTANe, an innovation development company. From March 2001 to

January 2004, Mr. Augusta was a corporate officer at Fluor, Inc., a Fortune 500 company. From June 1994 to Mach 2000, Mr. Augusta was a consultant and principal with AT Kearney, a global consulting firm. He earned a B.S. in Mechanical Engineering from the University of Rhode Island and a Master of Science and Management from the Georgia Institute of Technology.
Li Yu.   Mr. Yu has been a member of the Board since 2017. Mr. Yu has been the Chief Executive Officer of Preferred Bank since 1993 and the Chairman of its board of directors since 1991 and was its President from 1993 to 2012. From December 1991 to the present, Mr. Yu has served on the Loan Committee and Investment Committee of Preferred Bank. Under his leadership, Preferred Bank grew from a bank with $20 million in initial capital in 1991 to one of the largest independent commercial banks in California with $2.1 billion in total assets. Mr. Yu was also the President of the National Association of Chinese American Bankers, and is currently a member of the Board of Visitors of UCLA’s Anderson Graduate School of Management. Mr. Yu received his M.B.A. from UCLA.
Vote Required
Pursuant to the Company’s Restated Bylaws, three directors will be elected by a plurality of the votes cast by the Voting Shares present in person or represented by proxy at the 2018 Annual Meeting. Such voting standard means that the nominees who receive the highest number of votes “FOR” their election up to the number of directors to be elected at the meeting, which is three, will be elected even if any such nominee receives a greater number of votes “withheld” than votes “FOR” his election. Votes withheld and broker non-votes, if any, will not be treated as votes cast and, therefore, will not affect the outcome of the election of directors at the 2018 Annual Meeting.
Recommendation of the Board
THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF ALL THREE BOARD NOMINEES NAMED ON THIS PROPOSAL 4, THOMAS S. LAM, M.D., DAVID G. SCHMIDT AND MICHAEL F. ENG TO THE BOARD.

CORPORATE GOVERNANCE
Code of Ethics and Other Governance Documents
We maintain a corporate governance page on our website at https://irdirect.net/AMEH/corporate_ governance, which includes information regarding the company’s corporate governance practices. Our Code of Ethics for Directors, Executive Officers and Other Employees (which, among others, covers our principal executive officer, principal financial officer, principal accounting officer or controller, if any, or persons performing similar functions), Audit Committee Pre-Approval Policy, Audit Committee Policy Regarding Complaint Procedures for Accounting and Auditing Matters, Related Party Transaction Policy, charters of the three standing committees of the Board and Insider Trading Policy are available on that page of our website, in addition to the Company’s Restated Certificate of Incorporation and Restated Bylaws. Any changes to these documents and any waivers granted with respect to our Code of Ethics will be posted on our website. In addition, we will provide a copy of any of these documents without charge to any stockholder upon written request made to Apollo Medical Holdings, Inc. at 1668 S. Garfield Avenue, 2nd Floor, Alhambra, CA 91801, Attention: Corporate Secretary. The information on our website is not, and shall not be deemed to be, a part of this proxy statement or incorporated by reference into this or any other filing we make with the U.S. Securities and Exchange Commission (the “SEC”).
Director Independence
As of the date of this proxy statement, the Board has determined that a majority of its current members and of its director nominees for election at the 2018 Annual Meeting meet the independence requirements of the NASDAQ Stock Market (“NASDAQ”), as currently in effect. Based upon information requested from and provided by each director or nominee concerning his background, employment and affiliations, including family relationships, the Board has affirmatively determined that David G. Schmidt, Michael F. Eng, Mark Fawcett, Mitchell W. Kitayama and Li Yu would qualify as “independent” as defined in NASDAQ Listing Rule 5605(a)(2). In addition, the Board has affirmatively determined that Suresh Nihalani and Edward Schreck, who resigned from the Board in December 2017, would qualify as “independent” as defined in NASDAQ Listing Rule 5605(a)(2). In making such determinations, the Board considered all relevant facts and circumstances, including commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, not merely from the standpoint of a director or nominee, but also from that of persons or organizations affiliated with the director or nominee.
Subject to some exceptions, NASDAQ Listing Rule 5605(a)(2) provides that a director will only qualify as an “independent director” if, in the opinion of the Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that a director cannot be an “independent” director if  (a) the director is, or in the past three years has been, an employee of ours; (b) a member of the director’s immediate family is, or in the past three years has been, an executive officer of ours; (c) the director or a member of the director’s immediate family has received more than $120,000 per year in direct compensation from us within the preceding three years, other than for service as a director or benefits under a tax-qualified retirement plan or non-discretionary compensation (or, for a family member, as a non-executive employee); (d) the director or a member of the director’s immediate family is a current partner of our independent public accounting firm, or has worked for such firm in any capacity on our audit at any time during the past three years; (e) the director or a member of the director’s immediate family is, or in the past three years has been, employed as an executive officer of a company where one of our executive officers serves on the compensation committee; or (f) the director or a member of the director’s immediate family is an executive officer, partner or controlling stockholder of a company that makes payments to, or receives payments from, us in an amount which, in any twelve-month period during our past three fiscal years, exceeds the greater of 5% of the recipient’s consolidated gross revenues for that year or $200,000 (except for payments arising solely from investments in our securities or payments under non-discretionary charitable contribution matching programs). With respect to any relationship not covered above, the determination of whether the relationship is material, and therefore whether a director would be independent, will be made by those directors who satisfy the independence criteria set forth above.

The Board also makes such independence determinations with respect to its committees after taking into account the additional independence standards for members of each such committee, as applicable, pursuant to the rules and regulations of the SEC and NASDAQ listing rules as currently in effect. In order to be considered an independent member of an audit committee under Rule 10A-3 of the Exchange Act, a committee member may not, other than in his or her capacity as a member of the audit committee, the Board, or any other committee of the Board, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the applicable company or any of its subsidiaries or otherwise be an affiliated person of the applicable company or any of its subsidiaries. Based upon information requested from and provided by each director who is currently serving on a committee of the Board concerning his background, employment and affiliations, including family relationships, the Board has affirmatively determined that each of its three standing committees consists solely of  “independent” directors who meet NASDAQ Listing Rule 5605(a)(2) and all other applicable independence standards.
Meetings of the Board
The Board held 10 regularly scheduled and 2 special meetings acted by written consent 13 times during 2017. Each of our incumbent directors, while serving on the Board (Dr. Sim, Mr. Eng, Mr. Kitayama and Mr. Yu joined the Board in December 2017), attended 75% or more of the aggregate number of meetings of the Board and the committees on which such director served in 2017; except for Mr. Fawcett who attended 7 Board meetings during 2017. We attempt to schedule each annual meeting of our stockholders at a time and date to accommodate attendance by directors, taking into account the directors’ schedules. Directors are encouraged to attend our annual meetings of stockholders, but the Board has not adopted a formal policy with respect to such attendance. Each of our incumbent directors attended our 2017 annual meeting of stockholders, while serving on the Board.
Our independent directors meet periodically in executive session without management present, generally at least twice a year or more frequently, in conjunction with regularly scheduled board meetings, to discuss our operations, policies and practices, as well as other matters relating to us or the functioning of the Board.
Board Leadership
The roles of Chairman of the Board and our Chief Executive Officer have been separated. Currently, Dr. Sim assumes the role as our Executive Chairman, Dr. Lam and Dr. Hosseinion share the managerial responsibilities as our Co-Chief Executive Officers, and Board committees consisting solely of experienced independent directors create additional checks and balances. In addition, the Board has designated Mr. Kitayama as our lead independent director on the Board, who serves on each of the standing committees of the Board and chairs the Audit Committee and Compensation Committee. We believe that our current leadership structure is appropriate under current circumstances, because it allows management to make the operating decisions necessary to manage the business, while helping to keep a measure of independence between the oversight function of the Board and operating decisions. We feel that this has provided an appropriate balance of operational focus, flexibility and oversight.
Risk Oversight Function of the Board
The Board has allocated responsibilities for overseeing risk associated with the Company’s business among the Board as a whole and the committees of the Board. In performing its risk oversight function, the Board is responsible for overseeing management’s development and execution of appropriate business strategies to mitigate the risk that such strategies will fail to generate long-term value for the Company and its stockholders or that such strategies will motivate management to take excessive risks. The Board periodically reviews information regarding the Company’s financial, operational and strategic risks. Each of the three committees of the Board is responsible for overseeing the management of risks that fall within the committee’s areas of responsibility, including identifying, quantifying and assisting management in mitigating risks. In performing this function, each committee has full access to management, as well as the ability to engage advisors. As set forth in its charter, the Audit Committee is responsible for managing the Company’s major financial risk exposures and the steps management has taken to monitor and control those exposures. In addition, the Audit Committee is responsible for addressing risks associated with related party transactions and concerns and complaints related to accounting and auditing matters. The Audit Committee provides regular updates to the entire Board. The Compensation Committee is responsible for overseeing the risk management related to the Company’s compensation plans and arrangements. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board and overall effectiveness of the organization of the Board.
Communications with the Board
The following procedures have been established by the Board in order to facilitate communications between our stockholders and the Board:
•
Stockholders and any interested parties may send correspondence to the Board or to any individual director, by mail to Corporate Secretary, Apollo Medical Holdings, Inc. at 1668 S. Garfield Avenue, 2nd Floor, Alhambra, CA 91801, or by e-mail to investors@apollomed.net.

•
Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications.

•
Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

•
junk mail and mass mailings

•
resumes and other forms of job inquiries

•
surveys

•
solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to the Board or any director upon request.
Committees of the Board
The Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The composition, functions and responsibilities of each committee are summarized below.
Audit Committee
The Audit Committee operates under a written charter, a copy of which is available on our website. The Audit Committee currently consists of Messrs. Kitayama (chairman), Yu and Schmidt. The Board has determined that each of the members of the Audit Committee is an audit committee financial expert, as that term is defined in Item 407 of Regulation S-K of the Exchange Act. The Board has determined that all members of the Audit Committee qualify as “independent” directors within the meaning of Rule 10A-3 under the Exchange Act and as defined under NASDAQ listing rules, as currently in effect and applicable to members of audit committees. As required by the Audit Committee charter, no Audit Committee member currently serves on audit committees of more than two other public companies. The Audit Committee met 7 times acted by written consent four times during 2017.
The Audit Committee’s duties include monitoring and ensuring the integrity of our financial statements, compliance with legal and regulatory requirements, the qualifications and independence of our independent auditors, and the performance of our internal audit function and external auditors; preparing the report required to be prepared by the Audit Committee under the rules of the SEC for inclusion in our proxy statement; and overseeing our accounting and financial reporting processes and the audits of our financial results. In addition, the Audit Committee has responsibility for reviewing complaints about, and investigating allegations of, financial impropriety or misconduct. The Audit Committee is also responsible for engaging our independent registered public accounting firm and pre-approving audit and non-audit services performed by the firm in order to assure that the provision of such services does not impair their independence. To these ends, the Audit Committee has adopted an Audit Committee Pre-Approval Policy and an Audit Committee Policy Regarding Complaint Procedures for Accounting and Auditing Matters, which are available on our website. Please also see “Report of Audit Committee” below.
Compensation Committee
The Compensation Committee operates under a written charter, a copy of which is available on our website. The Compensation Committee currently consists of Messrs. Kitayama (chairman), Yu and Fawcett. The Board has determined that all members of the Compensation Committee qualify as “independent” directors as defined under NASDAQ rules, as a “non-employee director” as defined in Rule 16b-3(b)(3) under the Exchange Act and as an “outside director” as defined in Treasury Regulation 26 CFR § 1.162-27, implementing Section 162(m) of the Internal Revenue Code of 1986, as amended and currently in effect. No member of the Compensation Committee was at any time during 2017 an officer or employee of the Company. The Compensation Committee did not meet but acted by written consent three times during 2017.
The Compensation Committee establishes the compensation and benefits of our executive officers and make recommendations to the Board regarding director compensation including for membership on any committee of the Board. The Compensation Committee also administers our compensation plans including equity incentive plans.
In establishing executive and director compensation, the Compensation Committee seeks to provide compensation that is competitive in light of current market conditions and industry practices. Accordingly, the Compensation Committee will generally review market data from peer companies and information from nationally recognized published surveys, adjusted for size. The Compensation Committee then considers other factors, such as each executive officer’s individual expertise, experience, and performance, retention concerns and relevant compensation trends in the marketplace, in making its final compensation determinations. The Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities. While members of our human resources and finance departments support the Compensation Committee in its work, our executive officers in general are not involved in determining the amount or form of executive and director compensation but may from time to time make recommendations and provide feedback to the Compensation Committee. The Compensation Committee reviews the performance of each executive officer in light of the above factors and determines whether the executive officer should receive any increase in base salary, annual bonus award or receive a discretionary equity award based on such evaluation.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee operates under a written charter, a copy of which is available on our website. The Nominating and Corporate Governance Committee currently consists of Messrs. Eng (chairman), Kitayama and Schmidt. All members of the Nominating and Corporate Governance Committee meet the independence requirements of NASDAQ, as currently in effect. The Nominating and Corporate Governance Committee met three times during 2017. The principal ongoing functions of the Nominating and Corporate Governance Committee include developing criteria for selecting new directors, establishing and monitoring procedures for the receipt and consideration of director candidates recommended by management, stockholders and others, considering and examining director candidates, recommending director nominations to the Board, developing corporate governance principles for the Company, overseeing the Company’s compliance with those principles, and establishing, monitoring procedures for the receipt of stockholder communications directed to the Board, and periodically evaluating the Board to determine whether the Board and its committees are functioning effectively.
The Nominating and Corporate Governance Committee has the responsibility to identify appropriate candidates to serve as directors of the Company, and interviews candidates and makes recommendations to the Board regarding director nominations. In considering candidates to serve as directors, the Nominating and Corporate Governance Committee evaluates them against one or more of the following qualifications: personal integrity, sound judgment, business and professional skills and experience, industry knowledge, financial acumen as well as the extent to which the candidate would fill a present need on the Board. The

Nominating and Corporate Governance Committee also considers additional factors including the current composition of the Board, the current strategy and future outlook of the Company, the range of experience and skills that would best complement those already represented on the Board and the need for specialized expertise. The Nominating and Corporate Governance Committee has not adopted a formal diversity policy regarding its selection of candidates or consideration of nominations but will consider issues of diversity in identifying and recommending director nominees to the Board, and strive where appropriate to achieve a balance of backgrounds and perspectives on the Board and its committees.
The Nominating and Corporate Governance Committee considers potential candidates recommended by stockholders, directors, officers, advisors, third-party search firms or other appropriate sources. In selecting candidates, the Nominating and Corporate Governance Committee takes into account all factors it deems relevant, such as a candidate’s knowledge, experience, background, independence, possible conflicts of interest and concerns for the long-term interests of our stockholders. Persons recommended by stockholders are generally considered on the same basis as candidates from other sources. If a stockholder wishes to propose a director candidate for consideration by the Nominating and Corporate Governance Committee, the stockholder must follow the procedures and comply with the requirements described in “Stockholder Proposals” at the end of this proxy statement.
In recommending to the Board the three director nominees for election at the 2018 Annual Meeting, the Nominating and Corporate Governance Committee considered the foregoing factors and each nominee’s previous service on the Board, which provides continuity and institutional knowledge in its deliberations. The Nominating and Corporate Governance Committee also considered specific qualifications, attributes and skills that each nominee possesses and contributes to the Board as identified in Proposal 4 under the respective nominee’s biography.

EXECUTIVE OFFICERS
The following sets forth the names, positions and ages of our executive officers as of April 26, 2018:
Name	Position	Age
Kenneth Sim, M.D.	Executive Chairman	64
Thomas S. Lam, M.D.	Co-Chief Executive Officer	68
Warren Hosseinion, M.D.	Co-Chief Executive Officer	46
Gary Augusta	President	51
Hing Ang	Chief Operating Officer	60
Mihir Shah	Chief Financial Officer	39
Adrian Vazquez, M.D.	Co-Chief Medical Officer	48
Albert Young, M.D.	Co-Chief Medical Officer	71
Each of our current executive officers has consented to act as such as of the date of this proxy statement.
The following is certain information as of April 26, 2018 regarding our current executive officers:
Kenneth Sim, M.D.   Dr. Sim has been our Executive Chairman since December 2017. See “Proposal 4 — Election of Directors” above for additional biographical information about Dr. Sim.
Thomas S. Lam, M.D.   Dr. Lam has been our Co-Chief Executive Officer since December 2017. See “Proposal 4 — Election of Directors” above for additional biographical information about Dr. Lam.
Warren Hosseinion, M.D.   Dr. Hosseinion has been our Co-Chief Executive Officer since December 2017. See “Proposal 4 — Election of Directors” above for additional biographical information about Dr. Hosseinion.
Gary Augusta.   Mr. Augusta has been our President since December 2017. See “Proposal 4 — Election of Directors” for additional biographical information about Mr. Augusta.
Hing Ang, CPA.   Mr. Ang has been our Chief Operating Officer since December 2017 and has been the Executive Vice President of NMM since 2014 and the Chief Financial Officer of NMM since 2016. Mr. Ang spent his last 10 years with NMM where he gained extensive health care operation experience from serving as the senior director of operations in 2007 to serving in his current positions. Prior to joining NMM, Mr. Ang held a variety of senior management positions for a variety of companies internationally. Mr. Ang is a Fellow of the Association of Chartered Certified Accountants in England and he is also licensed as a Certified Public Accountant in California. Mr. Ang received his B.S. in Business Administration from the London School of Accountancy and Finance.
Mihir Shah, CPA.   Mr. Shah has been our Chief Financial Officer since July 2016. Previously, Mr. Shah served as our accounting consultant from March 2016 to July 2016. From April 2015 to February 2016, Mr. Shah served as Chief Financial Officer of Unitek Information Systems, Inc., which offers nursing, allied health and information technology training programs. From April 2013 to March 2015, he was Vice President and Controller of Health Essentials, LLC, which provides post-acute, hospice and palliative care services. Mr. Shah was employed at Arcadian Health Plan from December 2005 to March 2013, serving as its Vice President of Finance and Analytics from January 2010 to March 2013, Senior Director of Finance and Analytics from January 2008 to December 2009, and Senior Financial Analyst from December 2005 to December 2007. He is a Certified Public Accountant and received a Master of Commerce-Cost Accounting from Gujarat University in Ahmedabad, India.
Adrian Vazquez, M.D.   Dr. Vazquez has served as our Co-Chief Medical Officer since December 2017. Previously, Dr. Vazquez served as our Chief Medical Officer since March 2014, our President and Chairman of the Board from 2008 to 2011. Dr. Vazquez co-founded ApolloMed Hospitalists in 2001. He received his B.S. in Biology from the University of California, Irvine, his medical degree from the University of California, Irvine School of Medicine and his residency in internal medicine from the Los Angeles County-University of Southern California Medical Center.

Albert Young, M.D.   Dr. Young has served as our Co-Chief Medical Officer since December 2017. Dr. Young has been the Chief Medical Officer of NMM since 2005 and has been a member of NMM’s board of directors since 2010. Dr. Young has also been the Chief Medical Officer of APC since 2004. Dr. Young received his undergraduate degree from West Virginia University and his medical degree from West Virginia University School of Medicine. He completed his internal medicine residency training at the Los Angeles County-University of Southern California Medical Center. Upon completing his residency training, Dr. Young completed a fellowship in pulmonary medicine at the Los Angeles County-University of Southern California Medical Center. As an advocate of general preventive medicine, Dr. Young also obtained a Master’s degree in Public Health from UCLA in 1998.

EXECUTIVE AND DIRECTOR COMPENSATION
Summary Compensation Table
The following table discloses the compensation awarded to, earned by, paid to or accrued to our named executive officers (“NEOs”) listed therein for the years ended December 31, 2017 and 2016, respectively:
Name and Principal Position(1)	Year	Salary ($)	Bonus ($)	Option Awards(2) ($)	All Other Compensation ($)	Total ($)
Kenneth Sim, M.D., Executive Chairman	2017	$500,492	$350,000	$—	$6,649(4)	$857,141
	2016	473,818	350,000	—	19,127(4)	842,945
Thomas Lam, M.D., Co-Chief Executive Officer	2017	489,550	350,000	—	6,640(4)	846,189
	2016	473,818	350,000	—	13,275(4)	837,093
Warren Hosseinion, M.D., Co-Chief Executive Officer	2017	523,814(3)	30,000	—	64,964(5)	618,778
	2016	383,378(3)	30,000	347,000	108,646(5)	869,024
Gary Augusta, President	2017	300,000	—	125,000	69,367(6)	494,367
	2016	300,000	30,000	487,000	1,154(7)	818,154
Hing Ang, Chief Operating Officer	2017	216,346	250,000	—	16,337(8)	482,683
	2016	167,692	230,000	—	—	397,692
Adrian Vazquez, M.D., Co-Chief Medical Officer	2017	633,136(3)	—	—	65,238(9)	698,374
	2016	450,000(3)	15,000	87,000	109,820(9)	661,820

(1)
The table includes compensation earned by the Company’s Executive Chairman, Co-Executive Officers, President and two additional most highly compensated executive officers. The table includes compensation earned by Dr. Sim, Dr. Lam, Mr. Ang and Dr. Young during 2016 and 2017 for services performed to Network Medical Management, Inc. (“NMM”) prior to NMM becoming a wholly owned subsidiary of the Company upon the completion of a reverse merger between NMM and the Company on December 8, 2017 (the “Merger”), as well as their compensation earned from the Company (including its subsidiaries) during 2017 following the closing of the Merger. The table also includes compensation earned by Dr. Hosseinion, Mr. Augusta and Dr. Vazquez during 2016 and 2017 for services performed to the Company and its subsidiaries prior to the completion of the Merger, as well as their compensation earned from the combined company, including its subsidiaries, during 2017 following the closing of the Merger as such individuals continue to serve as the Company’s executive officers following the closing of the Merger. The principal positions used in the table reflect the listed individuals’ current positions at the Company as of the date of this proxy statement, and compensation reflected in the table does not necessarily relate to such positions. Compensation received through their relationships with APC, a variable interest entity, as included in the Company’s consolidated financial statements, including patient care reimbursement for serving patients in their capacities as physicians, if any, is not included.

(2)
The amount shown in this column reflects the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification 718 “Compensation  — Stock Compensation.” Please see the notes below for discussions of the assumptions and methodologies used to calculate the valuations of the stock and option awards.

(3)
Includes salary for both of his patient care/medical director work and non-medical work in his role as an officer.

(4)
Reflects health, dental and life insurance premiums paid for the applicable year.

(5)
Reflects health, life, disability insurance premiums aggregating $30,366 and $32,981 paid for 2017 and 2016, respectively; and unused paid time off  (“PTO”) in the aggregate of  $34,598 and $75,665 for 2017 and 2016, respectively.

(6)
Reflects healthcare allowance aggregating $42,748 for 2017; allowance for cell phone expenses $2,400 for 2017; and payment of  $24,219 for un-used PTO in 2017.

(7)
Reflects $1,154 for unused PTO in 2016.

(8)
Reflects $16,337 for unused PTO in 2017.

(9)
Reflects health, life, disability insurance premiums aggregating $30,640 and $31,935 paid for 2017 and 2016, respectively; and payment of un-used PTO and accrued PTO aggregating $34,598 and $77,885 in 2017 and 2016, respectively.

For a description of the material terms of our NEOs’ employment agreements, please see “NEO Employment Agreements” below. Some of our NEOs have provisions in their current employment agreements providing for payments upon certain types of termination of employment. Pursuant to the terms of our NEOs’ existing option agreements, upon the occurrence of a change of control of the Company, the vesting of outstanding option awards would be accelerated. In addition, the Compensation Committee is authorized to take certain actions with respect to the acceleration of awards outstanding under the Company’s equity incentive plans. In February 2016, pursuant to the 2015 Plan, the Company granted an option award to purchase 93,500 shares of the Company’s common stock to Dr. Hosseinion at an exercise price of  $6.37, an option award to purchase 93,500 shares of the Company’s common stock to Mr. Augusta at an exercise price of  $5.79, and an option award to purchase 23,400 shares of the Company’s common stock to Dr. Vazquez at an exercise price of  $6.37. Two thirds of the option awards vested on the date of grant and one third of the option awards would vest monthly over a period of twelve months from the date of grant. All of the option awards granted to Dr. Hosseinion, Mr. Augusta and Dr. Vazquez became vested as of March 2017. In April 2017, pursuant to the 2015 Plan, the Company granted an option award to purchase 15,000 shares of the Company’s common stock to Mr. Augusta at an exercise price of $9.25 per share, subject to monthly vesting over a period of twenty-four months from the date of grant. This option award became fully vested in December 2017 as a result of the Company’s reverse merger with NMM.
Outstanding Equity Awards at Year-End
The following table summarizes the outstanding option awards held by each of the following named executive officers of the Company as of December 31, 2017:
Name and Principal Position(1)	OPTION AWARDS
	Grant Date	Number of Securities Underlying Unexercised Options — Exercisable	Number of Securities Underlying Unexercised Options — Unexercisable	Option Exercise Price(2)	Option Expiration Date
Warren Hosseinion, M.D. Co-Chief Executive Officer	12/9/2010	30,000	—	$1.50	12/8/2020
	7/10/2014	20,000	—	$10.00	7/9/2024
	2/15/2016	93,500	—	$6.37	2/14/2021
Gary Augusta President	7/10/2014	20,000	—	$10.00	7/9/2024
	2/15/2016	93,500	—	$5.79	2/14/2026
	4/6/2017	15,000	—	$9.25	4/6/2027
Adrian Vazquez, M.D. Co-Chief Medical Officer	12/9/2010	30,000	—	$1.50	12/8/2020
	7/10/2014	10,000	—	$10.00	7/9/2024
	2/15/2016	23,400	—	$6.37	2/14/2021

(1)
On April 6, 2017, Drs. Hosseinion and Vazquez were granted option awards to purchase shares of the Company’s common stock, which were cancelled in 2018 pursuant to action of the Board.

(2)
All options have been issued with an exercise price equal to the closing price of the Company’s common stock on the date of grant except for the 93,500 and 23,400 options granted to Drs. Hosseinion and Vazquez on February 15, 2016 at an exercise price of  $6.37 per share, or 110% of the weighted average closing stock price of the Company’s common stock on February 15, 2016, which was $5.79 per share.

Among NEOs, only those listed in the table above had outstanding option awards granted by the Company of as December 31, 2017. The outstanding option awards held by such NEOs were earned and not subject to achieving performance goals. None of our NEOs had stock awards that were subject to vesting as of December 31, 2017.
NEO Employment Agreements
On December 20, 2016, the Company entered into substantially similar employment agreements with each of Dr. Hosseinion (the “Hosseinion Employment Agreement”), Mr. Augusta (the “Augusta Employment Agreement”) and Dr. Vazquez (individually, the “Vazquez Employment Agreement” and, together with the Hosseinion Employment Agreement and the Augusta Employment Agreement, the “Executive Employment Agreements”). Each of the Executive Employment Agreements has an initial term of three years with automatic renewals and provides for, among other items, annual base salaries, discretionary bonuses and participation in the Company’s equity incentive plans. The Company may terminate each of the Executive Employment Agreements in the event of death or disability of the officer, without cause upon thirty days prior written notice, or for Cause as defined in the agreement at any time. The officer may terminate the agreement at any time and for any reason, including, but not limited to, Good Reason as defined in the agreement. Upon termination of the officer’s employment by the Company for Cause or by the officer without Good Reason, he shall be entitled to any accrued but unpaid base salary, annual bonus, paid time off and expense reimbursement. Upon termination of the officer’s employment without Cause or by the officer for Good Reason, in addition to any accrued but unpaid base salary, paid time off and expense reimbursement, he shall be entitled to receive an amount equal to twenty-four months of his base salary in effect before the employment terminates. The officer shall also be entitled to an amount in cash equal to the premiums that the Company pays for the officer under its group medical, dental and vision programs for twelve months following the date of termination. Each of the Executive Employment Agreement also contains restrictive covenants for the Company’s benefit and customary provisions regarding confidentiality of information and assignment of inventions.
Hospitalist Agreements
Effective June 2016, ApolloMed Hospitalists (“AMH”), a variable interest entity of the Company, entered into substantially similar Amended and Restated Hospitalist Participation Service Agreements with each of Dr. Hosseinion (the “Hosseinion Hospitalist Agreement”) and Dr. Vazquez (individually, the “Vazquez Hospitalist Agreement” and, together with the Hosseinion Hospitalist Participation Agreement, the “Hospitalist Agreements”). Pursuant to the Hospitalist Agreements, Drs. Hosseinion and Vazquez would provide physician services for AMH. Each of the Hospitalist Agreements provides for the benefits of Drs. Hosseinion and Vazquez (i) hourly compensation for covered inpatient intensive medicine services; (ii) payment of medical malpractice insurance, with specified minimum coverage; and (iii) maintenance of a “tail” policy for at least five years following the termination of the respective Hospitalist Participation Agreement. The Hospitalist Agreements contain other provisions typical for an agreement of this type, including non-disclosure, non-solicitation, termination and arbitration provisions.
Director Compensation
The following nine directors were elected to the Board in December 2017: Michael F. Eng, Thomas S. Lam, M.D., David G. Schmidt, Mitchell W. Kitayama, Kenneth Sim, M.D., Mark Fawcett, Li Yu, Warren Hosseinion, M.D. and Gary Augusta. As of the closing of the Merger, Suresh Nihalani and Edward Schreck resigned from the Board. As described in more detail under “Corporate Governance” above, Messrs. Eng, Schmidt, Kitayama, Fawcett and Yu are, and Messrs. Nihalani and Schreck were, independent non-employee members of the Board.

The table below summarizes all compensation earned by each of our non-employee directors for services performed during the year ended December 31, 2017. Drs. Lam, Sim and Hosseinion and Mr. Augusta are not in the table below because they received no separate compensation for their services as directors of the Company for 2017, and all of the compensation earned by them during the year ended December 31, 2017 as an executive officer of the Company is reflected in the Summary Compensation Table above.
Our non-employee directors receive $1,000 for each month of services and are eligible to receive awards under the Company’s equity incentive plans. To the extent their services require out-of-town trips, the Company generally compensates such additional travel time at the rate of  $1,200 per day or a pro-rated portion thereof. Each of Messrs. Eng, Kitayama and Yu was not granted any award under the Company’s equity incentive plans for 2017. The following table reflects the compensation awarded to, earned by or paid to such directors for the year ended December 31, 2017:
Name(1)	Fees Earned or Paid in Cash ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Mark Fawcett	$12,000	$	—(4)	$—	—	$—	$12,000
Suresh Nihalani(2)	12,000		—(5)	—	—	—	12,000
David G. Schmidt	12,000		—(6)	—	—	—	12,000
Edward Schreck(2)	12,000		—(7)	—	—	—	12,000
Michael F. Eng(3)	1,000		—(8)	—	—	—	1,000
Mitchell W. Kitayama(3)	1,000		—(8)	—	—	—	1,000
Li Yu(3)	1,000		—(8)	—	—	—	1,000

(1)
Compensation received through their relationships with APC, a variable interest entity, as included in the Company’s consolidated financial statements, if any, is not included.

(2)
The individual resigned from the Board effective on December 8, 2017 and became our consultant.

(3)
The individual was elected to the Board in December 2017.

(4)
The Company did not grant Mr. Fawcett any option award for 2017. As of December 31, 2017, Mr. Fawcett held outstanding option awards for 15,000 shares of the Company’s common stock at an exercise price of  $5.79 and 20,000 shares of the Company’s common stock at an exercise price of  $5.00.

(5)
The Company did not grant Mr. Nihalani any option award for 2017. As of December 31, 2017, Mr. Nihalani held outstanding option awards for 20,000 shares of the Company’s common stock at an exercise price of  $5.79 and 20,000 shares of the Company’s common stock at an exercise price of  $5.00.

(6)
The Company did not grant Mr. Schmidt any option award for 2017. As of December 31, 2017, Mr. Schmidt held outstanding option awards for 20,000 shares of the Company’s common stock at an exercise price of  $5.00, 20,000 shares of the Company’s common stock at an exercise price of  $5.79, and 40,000 shares of the Company’s common stock at an exercise price of  $5.20.

(7)
The Company did not grant Mr. Schreck any option award for 2017. As of December 31, 2017, Mr. Schreck held outstanding option awards for 100,000 shares of the Company’s common stock at an exercise price of  $1.45, 20,000 shares of the Company’s common stock at an exercise price of  $5.79 and 20,000 shares of the Company’s common stock at an exercise price of  $5.00.

(8)
As of December 31, 2017, the director did not hold any outstanding option or stock awards from the Company.

As of the date of this proxy statement, we are not aware of any agreements or arrangements between any incumbent director or director nominee for election at the 2018 Annual Meeting, and any person or entity other than us, relating to compensation or other payment in connection with such director’s services on the Board or such nominee’s candidacy, other than those that: (i) relate only to reimbursement of expenses in connection with the nominee’s candidacy or (ii) existed prior to the nominee’s candidacy (including as an employee of the other person or entity) that is disclosed herein or has been publicly disclosed by us. We have undertaken reasonable efforts to attempt to identify all such agreements or arrangements, including requesting each director or nominee to provide written responses to specific questions designed for such purposes prior to filing this proxy statement.

PROPOSAL 5
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed BDO as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2018. In deciding to appoint BDO, the Audit Committee reviewed auditor independence issues and existing commercial relationships with BDO and concluded that BDO has no commercial relationship with the Company that would impair its independence for the year ending December 31, 2018. The Board proposes that the stockholders ratify this appointment. BDO audited our financial statements for the year ended December 31, 2017. In the event the stockholders do not ratify the appointment of BDO as independent registered public accounting firm, the Audit Committee will reconsider its appointment. We expect a representative of BDO to be present at the 2018 Annual Meeting, be able to make a statement if they so desire, and be available to respond to appropriate questions.
Principal Accounting Fees and Services
The following table presents fees for professional audit services rendered by BDO for the audit of the Company’s annual financial statements for the years ended December 31, 2016 and 2017, respectively, and fees billed for other services rendered by BDO, as applicable, during each of those periods:
	Amount Billed
Type of Fee	2016	2017
Audit(1)	$482,825	$1,244,931
Audit Related	—	—
Tax	—	—
All Other Fees	—	—
Total	$482,825	$1,244,931

(1)
Represents aggregate fees charged by BDO for audit work performed on the annual financial statements, review of quarterly financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as the provision of consents in connection with the filing of registration statements, current reports on Form 8-K and related amendments and statutory audits.

Audit Committee Pre-Approval Policy of Audit and Permissible Non-Audit Services
The Audit Committee has determined that all services performed by BDO are compatible with maintaining the independence of BDO. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, which may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval. For additional information concerning the Audit Committee and its activities with our BDO, please see “Report of the Audit Committee” below.
Vote Required
The affirmative vote of a majority of the votes cast affirmatively or negatively on Proposal 5 at the 2018 Annual Meeting is required to ratify the Audit Committee’s appointment of BDO as the Company’s independent registered public accountants for 2018. A stockholder may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. This proposal will pass, and the Audit Committee’s appointment of BDO as the Company’s independent registered public accountants for 2018 will be ratified, if the total votes cast

“FOR” Proposal 5 exceed the total number of votes cast “AGAINST” Proposal 5. Brokerage firms and other nominees have the authority to vote uninstructed shares held by them in street name on this proposal. Broker non-votes and abstentions, if any, will not constitute votes cast and will accordingly have no effect on the outcome of the vote on this proposal.
Recommendation of the Board
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AS SET FORTH ON THIS PROPOSAL 5.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee, which consists entirely of directors who currently meet the independence and experience requirements of the NASDAQ Stock Market, has furnished the following report:
The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of BDO, our independent registered public accounting firm. In fulfilling its responsibilities, the Audit Committee took the following actions throughout 2017:
•
Reviewed and discussed the audited financial statements for the year ended December 31, 2017 with management and BDO. Our officers represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States;

•
Discussed with BDO the matters required to be discussed under Auditing Standard No. 1301, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board;

•
Received the written disclosures and the letter from BDO regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board, discussed with BDO about the firm’s independence, and concluded that BDO had been independent; and

•
Considered the status of pending litigation, internal controls, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and BDO, the Audit Committee’s review of the representations of our officers, and the report of BDO to the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC. On the basis of these reviews and discussions, the Audit Committee believes that it has satisfied its responsibilities under its charter.
Submitted by the Audit Committee:
Mitchell W. Kitayama, Chair
Li Yu
David Schmidt
DISCLAIMER REGARDING INCORPORATION BY REFERENCE OF
THE REPORT OF THE AUDIT COMMITTEE
ANY INFORMATION SHOWN IN THE “REPORT OF THE AUDIT COMMITTEE” ABOVE SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING BY APOLLO MEDICAL HOLDINGS, INC. WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT APOLLO MEDICAL HOLDINGS, INC. INCORPORATES THE INFORMATION BY SPECIFIC REFERENCE, AND SUCH INFORMATION SHALL NOT OTHERWISE BE DEEMED “SOLICITING MATERIAL” OR “FILED” UNDER SUCH ACTS.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
During 2016 and 2017, other than the compensation arrangements discussed under “Executive and Director Compensation” above, there has not been, nor is there currently proposed, any transaction to which the Company is or was a party and in which the amount involved exceeds the lesser of  $120,000 and 1% of the average of the Company’s total assets at the applicable year-end, and in which any of the Company’s current directors, executive officers, holders of more than 5% of any class of its voting securities, or any respective child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of, or person (other than a tenant or employee) sharing the household of, such director, director nominee, executive officer or security holder, had, or will have, a direct or indirect material interest; except for the following:
During 2017 and 2016, NMM, currently the Company’s subsidiary, received approximately $17.6 million and $17.2 million, respectively, in management fees from LaSalle Medical Associates, APC, a more than 5% holder of the Company’s common stock, has had a 25% ownership interest in the IPA line of business of LaSalle Medical Associates. APC is a variable interest entity of NMM and has been reported in the Company’s statement of income for 2017 on a consolidated basis, together with the Company’s subsidiaries, and therefore, the Company does not separately disclose transactions between APC and the Company’s subsidiaries as related party transactions. During each of 2017 and 2016, NMM paid approximately $1.0 million in rents for office leases to Medical Property Partners, an entity in which Dr. Sim, Dr. Lam and Dr. Young, executive officers and/or directors of the Company, have had an aggregate approximately 23.2% ownership interest. During 2017, NMM borrowed $5 million from Preferred Bank under a credit facility whose interest rate was 4.625% as of December 31, 2017, and paid Preferred Bank $34,635 in interest. Mr. Yu, the Company’s director, founded Preferred Bank, has been its Chief Executive Officer and the Chairman of its board of directors, and holds an approximately 5.5% ownership interest in Preferred Bank. The loan was made in the ordinary course of business of Preferred Bank, was made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with other persons, and did not involve more than the normal risk of collectability or present other unfavorable features. Affiliates wholly-owned by Dr. Lam or Dr. Hosseinion, the Company’s Co-Chief Executive Officer, are reported in the Company’s statement of income on a consolidated basis, together with the Company’s subsidiaries, and therefore, the Company does not separately disclose transactions between such affiliates and the Company’s subsidiaries as related party transactions.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors, officers and holders of more than 10% of a class of our equity securities registered under Section 12 of the Exchange Act to file reports on a timely basis on the initiation of their status as a reporting person and any changes with respect to their beneficial ownership of such equity securities with the SEC. SEC regulations require such reporting persons to furnish us with copies of all Section 16(a) reports and amendments thereto that they file. Based solely on our review of the copies of such reports and amendments received by us, or written representation from certain reporting persons that no reports on Form 5 were required for those persons, we believe that all reporting requirements under Section 16(a) for 2017 were met in a timely manner by our directors, officers and greater than 10% beneficial owners.
ANNUAL REPORT ON FORM 10-K
You can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the year ended December 31, 2017 on the website of the U.S. Securities and Exchange Commission, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at https://apollomed.net/. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Corporate Secretary, 1668 S. Garfield Avenue, 2nd Floor, Alhambra, CA 91801. Exhibits will be provided upon written request and payment of an appropriate processing fee.

STOCKHOLDER PROPOSALS
From time to time our stockholders may present proposals that may be proper subjects for inclusion in a proxy statement of the Company and for consideration at an annual meeting of our stockholders. Pursuant to Rule 14a-8 promulgated under the Exchange Act, to be included in the Company’s proxy statement for the 2019 annual meeting of our stockholders, any stockholder proposals must be received by us no later than December 31, 2018; provided that if the date of the 2019 annual meeting is more than 30 days from the date of the 2018 Annual Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials. Stockholder proposals for nominating director candidates must be accompanied by a written consent of the proposed nominee to be named as a director. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals to be included in the Company’s proxy statement. Proposals that are not received in a timely manner will not be voted on at the 2019 annual meeting of our stockholders. Even if a stockholder proposal is received on time, the proxies that the Board solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. Stockholders are advised to review and comply with the Company’s Restated Bylaws, which may contain additional requirements as to the timing, form and content of notice of stockholder proposals to us. Stockholder proposals should be marked for the attention of Corporate Secretary, Apollo Medical Holdings, Inc., 1668 S. Garfield Avenue, 2nd Floor, Alhambra, CA 91801.
OTHER MATTERS
Management does not know of any matters to be presented at the 2018 Annual Meeting other than those set forth herein and in the Notice accompanying this proxy statement. If a stockholder vote is necessary to transact any other matter than properly comes before the 2018 Annual Meeting at the 2018 Annual Meeting, the proxy holders intend to vote all proxies received by them in accordance with their best judgment related to such matter.
It is important that your shares be represented at the 2018 Annual Meeting, regardless of the number of shares that you hold. TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO PROMPTLY VOTE BY TELEPHONE OR INTERNET AS INSTRUCTED ON THE ACCOMPANYING PROXY CARD OR THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS, OR COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD AS INSTRUCTED ON THE CARD. YOU CAN REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.
Stockholders who are present at the 2018 Annual Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.
By Order of the Board of Directors,
Kenneth Sim, M.D.
Executive Chairman
April 30, 2018
Alhambra, California

Directions for
2018 Annual Meeting of Stockholders

Valley Blvd.
Atlantic Blvd.
S. Garfield Ave.
E. Glendon Way
INTERSTATE
CALIFORNIA
10
N

Freeway Direction
I-10 E / I-10W
Exit Garfiled Avenue

Pasadena
Alhambra
Los Angeles
Downey
Manhattan Beach
Gardena
Compton
Norwalk
Cerritos
Harbor
Long Beach
ORANGE COUNTY

Parking:

S. Garfield Ave.Atlantic Blvd.apollomedDirections for2018 Annual Meeting of StockholdersLocation:1668 S. Garfield Avenue, 3rd Floor (ballroom), Alhambra, CA 91801Date and Time:Monday, June 18, 2018 at 10:00 a.m. Pacific Daylight TimeValley Blvd.INTERSTATECALIFORNIA 10Freeway DirectionI-10 E / I-10WExit Garfiled AvenueE. Glendon WayParking:Parking may be limited at this location on the respective date.Attendees may not bring large packages or other materials that could pose asafety or disruption hazard (e.g., fireworks, banners, signs, noisemakers, horns,confetti, etc.). In order to be admitted to the event, you must present governmentissued photo identification and proof of ownership. Please see page 4 of thisproxy statement for more information regarding admission requirements.

APOLLO MEDICAL HOLDINGS, INC.1668 S. GARFIELD AVENUE2ND FLOOR ALHAMBRA, CA 91801 VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic deliveryof information up until 11:59 PM Eastern Time the day before the cut-off dateor meeting date. Have your proxy card in hand when you access the web siteand follow the instructions to obtain your records and to create an electronicvoting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxymaterials, you can consent to receiving all future proxy statements, proxycards and annual reports electronically via e-mail or the Internet. To sign upfor electronic delivery, please follow the instructions above to vote using theInternet and, when prompted, indicate that you agree to receive or access proxymaterials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 PM Eastern Time the day before the cut-off date or meeting date. Haveyour proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E48063-P10144 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY APOLLO MEDICAL HOLDINGS, INC.The Board of Directors of the Company (the "Board ofDirectors") recommends a vote FOR all of the following ForAll WithholdAll For AllExcept To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. nominees with respect to Proposal 4:4.To elect three directors, each to hold office as provided in the proxy statement of the Board of Directors for the2018 annual meeting of stockholders of the Company(the "2018 Annual Meeting").Nominees:01) Thomas S. Lam, M.D.02) David G. Schmidt03) Michael F. Eng !!! The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 5. For Against Abstain 1.To amend the Company’s Restated Certificate of Incorporation to remove the requirement that the Board of Directors may not have less than three nor!!!more than nine directors.2.To amend the Company’s Restated Certificate of Incorporation to declassify the Board of Directors.!!!3.To amend the Company’s Restated Certificate of Incorporation to clarify the voting standard for removing directors of the Company.!!!5.To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm.!!!NOTE: In their discretion, the proxies are authorized to vote on any such other business that may properly be presented before the annual meeting or at any adjournment or postponement thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. APOLLO MEDICAL HOLDINGS, INC. Annual Meeting of StockholdersJune 18, 2018, 10:00 a.m., Pacific Daylight TimeThis proxy is solicited by the Board of Directors E48064-P10144 The undersigned, revoking any previous proxies relating to these shares, hereby appoints Thomas S. Lam, M.D. and Warren Hosseinion, M.D., and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Apollo Medical Holdings, Inc. (the "Company") registered in the name provided in this proxy which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, to be held at 10:00 a.m., Pacific Daylight Time, on Monday, June 18, 2018, at the Company’s principal executive offices at 1668 S. Garfield Avenue, 3rd Floor (Ballroom), Alhambra, CA 91801, and at any adjournment or postponement of the meeting (the "2018 Annual Meeting"), with all the powers the undersigned would have if personally present at the meeting. The undersigned hereby authorizes and instructs each of said attorneys and proxies to vote on Proposals 1, 2, 3, 4 and 5 as indicated on the reverse side hereof, and in accordance with their best judgment in connection with such other business (including in the event that any director nominee named in this proxy is unwilling or unable to serve, the election of any substitute therefor designated by either of said proxies) as may properly come before the 2018 Annual Meeting. Without limiting the general authorization given by this proxy, if the undersigned signs and returns this proxy but does not specify how the proxy is to be voted, all shares of common stock of the Company that the undersigned is entitled to vote at the 2018 Annual Meeting will be voted in accordance with the recommendations of the Board of Directors as follows:THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DESIGNATED ON THE REVERSE SIDE. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS APPEARING ON THIS PROXY, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE TO THE BOARD OF DIRECTORS AND FOR PROPOSALS1, 2, 3 AND 5. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.Continued and to be signed on reverse side